SUBSIDIARIES OF THE PERKIN-ELMER CORPORATION

                                                 State or
                                                Jurisdiction
   Name                                        of Incorporation
                                               or Organization
PKN Overseas Corporation                         (New York,USA)

          Perkin-Elmer (UK) Limited                        (UK)
               Perkin-Elmer (UK) Pension
                     Trustees Limited                      (UK)
               Perkin-Elmer Limited                        (UK)
               Metco Limited                               (UK)
               Applied Biosystems Ltd.                     (UK)
          Perkin-Elmer Pty Limited                         (Australia)
          Perkin-Elmer (Canada) Ltd.                       (Canada)
               Perkin-Elmer Sciex *                        (Canada)
          Perkin-Elmer Taiwan Corporation                  (Delaware,USA)
          Perkin-Elmer (Thailand) Limited                  (Thailand)
          Perkin-Elmer AG                                  (Switzerland)
          Perkin-Elmer Japan Co. Ltd.                      (Japan)
          Perkin-Elmer SA                                  (France)
          Perkin-Elmer (Sweden) AB                         (Sweden)
               Perkin-Elmer AB                             (Sweden)
               Metco Scandinavia AB                        (Sweden)
               Perkin-Elmer OY                             (Finland)
          Perkin-Elmer Nederland BV                        (The Netherlands)
               Applied Biosystems, BV                      (The Netherlands)
               Perkin-Elmer Belgium NV                     (Belgium)
               Metco Nederland BV                          (The Netherlands)
               Perkin-Elmer Sro                            (Czech Republic)
               Perkin-Elmer Hungaria Kft                   (Hungary)
               Perkin-Elmer Polska Spolka zoo              (Poland)
          Spartan Ltd. +                                   (Channel Isles)
               Listronagh Company                          (Ireland)
          Perkin-Elmer Instruments Asia Pte. Ltd.          (Singapore)
               Perkin-Elmer Instruments Pte. Ltd.          (Malaysia)
          Perkin-Elmer Holding GmbH                        (Germany)
               Bodenseewerk Perkin-Elmer GmbH              (Germany)
               Perkin-Elmer Metco GmbH                     (Germany)
               Perkin-Elmer GmbH                           (Austria)
               Metco Vertrieb GmbH                         (Austria)


          Perkin-Elmer Italia SpA                          (Italy)
          Perkin-Elmer Hong Kong, Ltd.                     (Hong Kong)
          Metco de Mexico SA                               (Mexico)
          Perkin-Elmer Analytical and Biochemical
          Instruments (Beijing) Co., Ltd.                  (China)
Perkin-Elmer International, Inc.                           (Delaware, USA)
          Analitica de Centroamerica, S.A.                 (Costa Rica)
          Perkin-Elmer Industria e Comercio Ltda.          (Brazil)
Metco Industria e Comercio Ltda.                           (Brazil)
Perkin-Elmer Korea Corporation                             (Delaware, USA)
Perkin-Elmer de Mexico SA                                  (Mexico)
Perkin-Elmer Overseas Ltd.                                 (Cayman Islands)
PECO Insurance Company Limited                             (Bermuda)
ULVAC-PHI, Inc. *                                          (Japan)
Daiichi Metco, Co. Ltd. *                                  (Japan)
Perkin-Elmer Caribbean Corporation                         (Delaware, USA)
Perkin-Elmer China, Inc.                                   (Delaware, USA)
Perkin-Elmer FSC, Inc.                                     (Virgin Islands)
Perkin-Elmer Hispania  SA                                  (Spain)
Metco Iberica SA                                           (Spain)
Hitachi Perkin-Elmer, Ltd. +                               (Japan)
Applied Biosystems (Australia) Pty. Ltd.                   (Australia)
Applied Biosystems Canada, Inc.                            (Canada)

                         EXHIBIT 21
                    LIST OF SUBSIDIARIES
Note: Persons directly owned by subsidiaries of The Perkin
Elmer Corporation are indented and listed below their immediate parent.

*  50% ownership
+ 49% ownership
    SUBSIDIARIES OF THE PERKIN-ELMER CORPORATION (cont'd)